UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2024

WEREWOLF THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40366	82-3523180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Talcott Ave, 2nd Floor
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 952-0555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOWL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure

On June 1, 2024, Werewolf Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary clinical data from the Company’s ongoing Phase 1/1b clinical trial evaluating WTX-124, its conditionally activated Interleukin-2 (“IL-2”) INDUKINE™ molecule. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 3, 2024, the Company made available a presentation to be used with investors to discuss the clinical data from the Company’s Phase 1/1b clinical trial of WTX-124. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

New Preliminary Data from Phase 1/1b Clinical Trial of WTX-124

On June 1, 2024, the Company announced new preliminary clinical data from the Company’s Phase 1/1b clinical trial evaluating WTX-124 in patients with locally advanced or metastatic solid tumors after checkpoint inhibitor therapy. The data was presented on June 1, 2024, in a poster session at the 2024 American Society of Clinical Oncology (“ASCO”) Annual Meeting.

The ongoing Phase 1/1b clinical trial is evaluating WTX-124 as a monotherapy and in combination with pembrolizumab in patients with immunotherapy sensitive advanced or metastatic solid tumors who have failed standard of care treatment, including checkpoint inhibitor therapy. The presentation at ASCO captured data as of a May 1, 2024 cutoff date from 47 heavily pretreated patients: 35 patients treated with at least one monotherapy dose of WTX-124, ranging from 1 mg to 28 mg; 12 patients treated with WTX-124 at doses ranging from 3 mg to 12 mg in combination with pembrolizumab.

Data as of the May 1, 2024, cutoff date are summarized as follows:

•

WTX-124 as a monotherapy produced three objective clinical responses including one durable confirmed complete response and two partial responses in patients who are relapsed/refractory to immune checkpoint inhibitor therapy.

•	Responding patients had 100% regression of target lesions with responses occurring within the first two cycles of therapy and showing durability at the recommended dose for expansion (“RDE”).

•	Related treatment emergent adverse events were primarily mild to moderate in severity, manageable and reversible; no new safety signals were identified when WTX-124 was combined with pembrolizumab.

•	Analysis of paired tumor biopsies by NanoString suggests that WTX-124 robustly activated/expanded effector T cells preferentially over regulatory T cells.

•	Increased T cell activation signature for the combination suggests a potential for improved antitumor activity by combining WTX-124 with pembrolizumab.

•

WTX-124 was clinically active and generally well tolerated in patients, not all of whom would be eligible for treatment with approved high-dose IL-2 therapies based on age, indication or other factors.

Based on these results, the Company has selected a WTX-124 monotherapy dose of 18 mg administered intravenously every two weeks, as the RDE to progress into the Phase 1b dose-expansion portion of the trial. The Company has thus far opened three expansion arms in advanced or metastatic renal cell carcinoma, cutaneous melanoma and cutaneous squamous cell carcinoma. The Company targets preliminary data from these expansion arms in the fourth quarter of 2024 or the first quarter of 2025. The Company also continues to dose-escalate WTX-124 in combination with pembrolizumab and expects to select an RDE to open the combination dose-expansion portion of the study in the third quarter of 2024. In parallel, the Company also plans to engage regulators to discuss potential registrational pathways for WTX-124, including strategies for monotherapy accelerated approval in immune-checkpoint inhibitor relapsed/refractory indications.

In addition, on June 3, 2024, the Company announced that in the interval between the May 1, 2024 data cut-off for the ASCO data and June 3, 2024, it has observed in preliminary data clinical activity in two melanoma patients at the 12 mg combination dose level, one partial response and one near partial response (-29% target lesion reduction).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 1, 2024.

99.2	Investor Presentation, dated June 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to substantial risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding the Company’s strategy, future operations, prospects, plans, objectives of management, the expected timeline regarding the clinical development of product candidates, including the announcement of data, the potential activity and efficacy of product candidates in preclinical studies and clinical trials, and the timing and outcome of planned meetings with regulatory authorities. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities, the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether interim or preliminary data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company’s ability to obtain sufficient cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEREWOLF THERAPEUTICS, INC.

By:

Date: June 3, 2024	/s/ Timothy W. Trost
Timothy W. Trost
Chief Financial Officer and Treasurer